Glori Acquisition Corporation

Unaudited Condensed Combined Pro Forma Balance Sheet

As of March 31, 2014

(in thousands, except share and per share data)

	Glori Energy Inc. (16)	Infinity Corp.		Glori Energy Inc., and Infinity Corp Pro Forma Adjustments	Combined Pro Forma

ASSETS

Current assets:
Cash and cash equivalents	$6,254	$28	(2)	46,000	$44,040
			(4)	(18,812)
			(8)	(100)
			(10)	(2,610)
			(9)	(500)
			(12)	13,780

Accounts receivable, net of allowance for doubtful accounts of $60	1,326	-			1,326
Prepaid expenses and other current assets	701	45			746
Inventory	345	-			345
Restricted cash held in trust	-	46,000	(2)	(46,000)	-
Total current assets	8,626	46,073			46,457

Property and equipment, at cost, net of accumulated depreciation, depletion and amortization	42,274	-			42,274

Non-current deferred tax asset, net	802	-			802

Deferred offering costs	1,279	-			1,279

Deferred loan costs and other	891	-			891
Total assets	$53,070	$46,073			$91,703

LIABILITIES, TEMPORARY EQUITY AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$1,808	$-			$1,808
Deferred revenue	2,445	-			2,445
Accrued expenses	919	104			1,023
Loans from shareholders	-	500	(9)	(500)	-
Deferred legal fees	-	100	(8)	(100)	-
Warrant liabilities	13,713	8,112	(7)	(21,825)	-
Current portion of long-term debt	9,960	-	(14)	4,000	13,960
Current deferred tax liability, net	802	-			802
Total current liabilities	28,845	8,816			20,038

Long-term liablities:
Long-term debt, less current portion	18,469	-	(14)	(4,000)	12,469
			(1)	(2,000)
Other long-term liabilities	1,315	-			1,315
Total long-term liabilities	19,784	-			13,784
Total liabilities	48,629	8,816			33,822

Commitments and contengencies

Temporary equity:
Infinity Corp. ordinary shares subject to possible redemption; 4,032,060 shares (at redemption value)	-	32,257	(3)	(32,257)	-
Glori Energy Inc. Series A cumulative convertible redeemable preferred stock, $.0001 par value, 521,852 shares authorized; 475,541 shares issued and outstanding, stated at liquidation preference	13,900	-	(5)	(13,900)	-
Glori Energy Inc. Series B cumulative convertible redeemable preferred stock, $.0001 par value, 2,901,052 shares authorized, issued and outstanding, stated at liquidation preference	33,421	-	(5)	(33,421)	-
Glori Energy Inc. Series C cumulative convertible redeemable preferred stock, $.0001 par value, 13,780,033 shares authorized, 7,296,607 shares issued and outstanding, stated at liquidation preference	22,809	-	(5)	(22,809)	-
Glori Energy Inc. Series C-1 cumulative convertible redeemable preferred stock, $.0001 par value, 8,836,718 shares authorized, 4,462,968 shares issued and outstanding, stated at liquidation preference	2,558	-	(5)	(2,558)	-
Glori Energy Inc. Series C-2 cumulative convertible redeemable preferred stock, $.0001 par value, 3,482,952 shares authorized, 1,842,028 issued and outstanding, stated at liquidation preference	1,557	-	(5)	(1,557)	-
Total temporary equity	74,245	32,257			-

Stockholders' equity:
Pro forma warrants	-	-	(7)	8,112	8,112
Pro forma common stock; $0.001 par value; unlimited shares authorized; 30,493,006 shares issued and outstanding (16)	-	-	(11)	30	30
Infinity Corp. ordinary shares, no par value; unlimited shares authorized; 3,155,440 issued and outstanding (which excludes 4,032,060 shares subject to possible redemption)	-	-			-
Glori Energy Inc common stock, $.0001 par value, 100,000,000 shares authorized, 3,295,771 shares issued and outstanding	1	-	(13)	(1)	-
Additional paid-in capital	-	5,000	(3)	32,257	94,693
			(4)	(18,812)
			(6)	46,784
			(7)	13,713
			(12)	13,780
			(11)	(30)
			(13)	1
			(1)	2,000
			(15)	25,155
			(15)	(25,155)

Accumulated deficit	(69,805)	-	(5)	74,245	(44,954)
			(6)	(46,784)
			(10)	(2,610)

Total stockholders' equity	(69,804)	5,000			57,881
Total liabilities, temporary equity and stockholders' equity	$53,070	$46,073			$91,703

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Pro Forma Adjustments
(1)	To record the conversion of the $2 million note payable to Petro-Hunt from debt to common shares. This conversion represents 250,000 shares in the Business Combination and is Petro-Hunt's portion of the PIPE Investment (the remaining portion of the PIPE investment is included in footnote (12)). The related adjustment to par value common shares is picked up in adjustment (11).
(2)	To record the release of Infinity Corp's investment held in the trust account and reclassification of $46 million to cash that becomes available for Business Combination expenses, Transaction Merger consideration, redemption of public shares and operating expenses of the combined company following the Business Combination.
(3)	To reclassify amounts classified as ordinary shares subject to possible redemption (temporary equity) to ordinary shares (permanent equity).
(4)	To record the payment of $18.812 million for the purchase of 2,351,533 shares of Infinity Corp. at $8.00 per share for the Ordinary Shares redeemed.
(5)	The Glori Energy Inc. preferred stock (temporary equity) is transferred into the common stock of the Business Combination. The related par value adjustment is made in connection with the entire Business Combination par value adjustment in pro forma adjustment (11).
(6)	The Glori Energy Inc. historical additional paid in capital is reversed out of accumulated deficit to present it separately on the Business Combination balance sheet.
(7)	The Glori Energy Inc. preferred warrants are converted to the common stock of the Business Combination. The Infinity Corp. Warrants remain outstanding and are reclassed to equity.
(8)	To record payment of deferred legal fees.
(9)	To record payment of loan from shareholders.
(10)	To record the Business Combination's total estimated merger costs of $2.61 million which include fees such as legal and accounting, consulting, valuation, administrative and other fees. The board of directors of each company considered the estimated merger costs in their evaluation of the business combination.
(11)	To record par value of all business combination common shares outstanding. Par value of shares is $0.001 per share and there are 30,493,006 shares issued and outstanding.
(12)	To record PIPE Investment (excluding the Petro-Hunt portion of the PIPE Investment) of $13.8 million for 1,722,482 shares (Petro-Hunt's portion of the PIPE Investment of 250,000 shares is recognized in footnote (1)).
(13)	To reverse the par value for the Glori Enery Inc. common stock.
(14)	To reclassify the $4 million note payable to current as it becomes payable upon consummation of the transaction within 60 days.
(15)	To reflect the the beneficial conversion feature of the Series C, C-1 and C-2 preferred stock which is shown as a return of capital upon the consummation of the Business Combination.

Pro forma common stock
(16)	Pro forma combined ordinary shares equals the sum of (i) Infinity Corp. founders shares of 1,437,500, (ii) 3,398,467 ordinary shares held by Infinity Corp. after the Business Combination (5,750,000 ordinary shares issued to Infinity Corp. less ordinary shares redeemed 2,351,533), (iii) underwriter UPO's warrant conversion 100,000 shares, (iv) PIPE investment shares of 812,500 (v) PIPE investment shares of 250,000 (Petro-Hunt portion of the PIPE investment) (vi) Optional PIPE Investment shares of 909,982 and (vi) Glori Energy Inc. shares of 23,584,557

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Glori Acquisition Corporation

Unaudited Condensed Combined Pro Forma Statement of Operations

For the Three Months Ended March 31, 2014

(in thousands, except share and per share data)

	Glori Energy Inc. Three Months Ended March 31, 2014	Coke Field Acquisition January 1, 2014 through March 14, 2014	Infinity Corp. Three Months Ended March 31, 2014	Coke Field Acquisiton Pro Forma Adjustments (1)		Glori Energy Inc. and Infinity Corp. Pro Forma Adjustments (1)		Pro Forma Combined Financials Three Months Ended March 31, 2014

Revenues:
Oil and gas revenues	$742	$2,835	$-					$3,577
Service revenues	260	-	-					260
Total revenues	1,002	2,835	-					3,837

Operating expenses:
Oil and gas operations	1,227	1,418	-					2,645
Service operations	541	-	-					541
Science and technoogy	320	-	-					320
Selling, general and administrative	1,262	-	383					1,645
Depreciation, depletion and amortization	448	-	- (3)	58				1,351
			(4)	845
Total operating expenses	3,798	1,418	383					6,502

(Loss) income from operations	(2,796)	1,417	(383)					(2,665)

Other income (expense):
Gain (loss) on change in fair value of warrant liabilities	2,454	-	(1,771)		(2)	(683)		-
Interest expense	(347)	-	- (5)	(846)				(1,193)
Decrease in fair value of trust fund	-	-	4					4
Loss on disposal of property and equipment and other	5	-	-					5
Total other expense, net	2,112	-	(1,767)					(1,184)

Net (loss) income before taxes on income	(684)	1,417	(2,150)					(3,849)

Taxes on income	-	-	-					-

Net (loss) income	$(684)	$1,417	$(2,150)				(7)	$(3,849)

Net loss attributable to ordinary shares not subject to possible redemption								$(.13)

Weighted average shares outstanding:
Basic								30,493,006 (6)
Diluted								30,493,006 (6)

(1)	The three months ended pro forma statements of operations only reflect adjustments that would have occurred assuming the Business Combination was consummated as of the beginning of the three month period.
(2)	To remove Glori Energy Inc.'s gain on change in fair value of warrant liabilities and Infinity Corp.'s loss on change in fair value of warrant liabilities. The Glori Energy Inc. warrants do not exist in the Business Combination as the warrant holders, preferred stock holders and common stock holders exchanged all such Glori Energy Inc. interests for common stock in the Business Combination. The Infinity Corp. warrants remain outstanding and the presentation is changed to equity with no resulting change in fair value.
(3)	To record the accretion of discount on the asset retirement obligation associated with the Coke Field Acquisition.
(4)	To record depletion on the Coke Field Acquisition. Depletion is based on the Coke Field Acquisition production for period from January 1, 2014 through March 14, 2014 and third party reserve estimates as of January 1, 2014.
(5)	To record interest on the 11% interest rate $18 million note payable secured by the Coke Field Assets, and $400,000 pre-payment penalty (10%) and $80,000 expense of deferred loan costs on the $4 million subordinated note payable required to be paid within 60 days of the Buisness Combination consummation.
(6)	Basic and Diluted Weighted average shares outstanding were calculated as follows:

Ordinary shares issued to Infinity Corp. founder shareholders	1,437,500
Ordinary shares issued to Infinity Corp. shareholders	5,750,000
Less: Ordinary shares redeemed	(2,351,533)
Ordinary shares issued underwriter for UPO warrant conversion	100,000
Ordinary shares issued for PIPE Investment (excluding Petro-Hunt portion of the PIPE Investment)	812,500
Ordinary shares issued for PIPE Investment (Petro-Hunt portion of PIPE Investment)	250,000
Ordinary shares issued for the optional PIPE Investment	909,982
Ordinary shares issued to Glori Energy Inc. shareholders	23,584,557
30,493,006

The combined pro forma diluted EPS 5,750,000 Public Warrants and 4,820,000 Insider Warrants from diluted EPS as the impact would be anti-dilutive.

(7)	The pro forma net income does not reflect any impact that will arise from the beneficial conversion feature of the Series C, C-1 and C-2 shares as the impact occurs in conjunction with the business combination and is treated as a return of capital. See the pro forma balance sheet for further detail.

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